WARRANT NO.: REG S [_________]

                    FORM OF WARRANT TO PURCHASE COMMON STOCK
                          OF STELLAR TECHNOLOGIES, INC.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE HOLDER THEREOF PROVIDES THE ISSUER WITH A WRITTEN CERTIFICATION THAT THIS WARRANT IS NOT BEING EXERCISED BY OR ON BEHALF OF ANY "U.S. PERSON" AS SUCH TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT, OR PROVIDES A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR ARE EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.


      This WARRANT ("Warrant") is to verify that, FOR VALUE RECEIVED, [_____________________________] ("Holder") is entitled to purchase, subject to the terms and conditions hereof, from STELLAR TECHNOLOGIES, INC., a Colorado corporation (the "Company"), [_____________] shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), at any time during the period commencing at 9:00 a.m., Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on the third
(3rd) anniversary of the Commencement Date (the "Termination Date"), at an exercise price (the "Exercise Price") of $.40 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

      The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares." The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price."

      1. Exercise of Warrant; Issuance of Exercise Shares.

      (a) Exercise of Warrant. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full either: (i) in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised; (ii) by delivery to the Company of shares of the Company's Common Stock having a Fair Market Value (as defined below) equal to the aggregate Exercise Price of the Exercise Shares being purchased that Holder is the record and beneficial owner of and that have been held by the Holder for at least six (6) months; (iii) provided that the sale of the Exercise Shares are covered by an effective registration statement, by delivering to the Company a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to sell a sufficient portion of the Exercise Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; or (iv) by any combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 1(a). For the purposes of this Section 1(a), "Fair Market Value" shall be an amount equal to the average of the Current Market Value (as defined below) for the ten (10) days preceding the Company's receipt of the duly executed Notice of Exercise form attached hereto as Appendix A.

      In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

      (b) Issuance of Exercise Shares: Delivery of Warrant Certificate. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

      (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate ("Warrant Certificate") will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

      (d) Reservation of Exercise Shares. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant, and from time to time will take all steps necessary to amend its certificate of incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant.

      (e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised. For purposes of this subsection (e), the "Current Market Value" for any day shall be determined as follows:

            (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not on the NASDAQ National Market System or NASDAQ Small Cap Market (together, the "NASDAQ Reporting System"), the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

            (ii) if the Exercise Shares are listed or traded on a national securities exchange or the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

            (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

      2. Payment of Taxes.

      (a) Stamp Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      (b) Withholding. The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant. The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Company may require that any fractional share amount be settled in cash. For the purposes of this
Section 2, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

      3. Mutilated or Missing Warrant Certificates. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

      4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

      5. Registration of Transfers and Exchanges. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, only upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be canceled by the Company.

      Any Warrant may be exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

      6. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

      (a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

            (i) In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

            (ii) In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen (15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder's rights hereunder shall terminate.

      (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

      (c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $2.00 per share, the adjusted Exercise Price immediately after such event would be $1.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

      (d) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or
(c) above.

      (e) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

      (f) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

      (g) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

      7. Investment Intent, Exercise Restrictions and Transfer Restrictions.

      (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Exercise Shares to be issued upon exercise hereof (collectively, the "Securities") are being acquired for the Holder's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Securities. The Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. The Holder acknowledges and agrees that this Warrant may not be exercised unless the Holder provides the Company with a written certification that this Warrant is not being exercised by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the Securities Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the Company, to the effect that this Warrant and the Securities to be issued upon its exercise have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The Holder acknowledges and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the Securities Act. The Holder further acknowledges that neither the Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority has: (i) approved the transfer of the Securities or passed upon or endorsed the merits of the transfer of the Securities; or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed this Warrant. The Holder has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Holder has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

      (b) The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

8. Indemnification. Holder agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations, warranties, covenants or agreements made by Holder herein, and Holder agrees that in the event of any breach of any representations, warranties, covenants or agreements made by Holder herein, the Company may, at its option, forthwith rescind the issuance of this Warrant to Holder.

      9. Registration Rights. The Holder shall be entitled to the rights and subject to the obligations set forth in Section 6 of that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Holder.

      10. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

                  If to the Company:

                           Stellar Technologies, Inc.
                           7935 Airport Pulling Road
                           Suite 210
                           Naples, FL 34109
                           Attention:  Chief Executive Officer

                  with a copy to:
                  --------------

                           Fox Rothschild LLP
                           997 Lenox Drive, Building 3
                           Lawrenceville, NJ  08646
                           Attention:  Vincent A. Vietti, Esquire

                  and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

      11. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

      12. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

      13. Severability. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

      14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Colorado shall apply to the internal corporate governance of the Company.

      15. Headings. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.


      IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the ___ day of ______________, 2006.


                                                   STELLAR TECHNOLOGIES, INC.



                                                   By:__________________________
                                                       Name:
                                                       Title:

                                   APPENDIX A
                               NOTICE OF EXERCISE

To:      Stellar Technologies, Inc.
         7935 Airport Pulling Road
         Suite 210
         Naples, FL 34109

         Attention:  Chief Executive Officer

         (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Stellar Technologies, Inc., a Colorado corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant in the following manner (please check one or more of the following choices):

         |_|   In cash;

         |_|   Cashless exercise through a broker; or

         |_|   Delivery of previously owned shares of Common Stock.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

         (3) The undersigned hereby certifies that:

         |_| This Warrant is not being exercised by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, or

         |_| Enclosed is a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the issuer, to the effect that this warrant and the securities to be issued upon its exercise have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification.

          (4) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant.

         (5) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                                               HOLDER


--------------------------                     ---------------------------------
(Date)                                         (Signature)